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Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
December 31, 2001


Mercury
QA International
Fund
of Mercury QA Equity Series, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA International Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


AS OF DECEMBER 31, 2001 (UNAUDITED)


Ten Largest                     Percent of
Equity Holdings                 Net Assets

Nokia Oyj 'A'                       2.8%
BP Amoco PLC                        2.6
Vodafone Group PLC                  2.6
Enel SpA                            2.4
GlaxoSmithKline PLC                 2.4
Nestle SA (Registered Shares)       2.0
Novartis AG (Registered Shares)     1.9
Allianz AG (Registered Shares)      1.8
TotalFinaElf SA                     1.7
HSBC Holdings PLC                   1.7




                                Percent of
Five Largest Industries         Net Assets

Banks                              17.6%
Telecommunications                  8.1
Insurance                           8.0
Electronics                         5.6
Pharmaceuticals                     4.7



Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



December 31, 2001, Mercury QA International Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with this annual report for Mercury QA International Fund. For the 12 months ended December 31, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -22.20%, -22.47%, -23.11% and -23.22%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 8 of this report to shareholders.) The Fund is a diversified portfolio of large cap international stocks. The Fund had negative returns for 2001 but closely tracked its respective benchmark, the unmanaged Morgan Stanley Capital International Europe, Australasia and Far East Index throughout the year (MSCI
EAFE). The MSCI EAFE Index had a return of -21.44% for the year ended December 31, 2001.

International stocks overall had a difficult year in 2001 with many countries negatively performing by over -20%. Countries such as Italy and Japan continued to struggle throughout the year. Our avoidance of many Japanese stocks ultimately helped the Fund, but our investments in Germany and Italy negatively affected the Fund's performance. Australia and New Zealand had relatively strong years in comparison to the rest of the world, but the Fund was unable to capitalize on many of the stocks from that region.


Economic Environment
Looking ahead, there are plenty of reasons for measured confidence in 2002. The average length of the nine recessions since World War II has been 11 months while the longest recession lasted 16 months. Based on the historical average, the current recession would end in February and based on the longer scenario, it could last until July. Low short-term interest rates are encouraging people to refinance their mortgages and buy cars, and fuel prices are also relatively low. The Dow Jones Industrial Average finished the year above 10,000, an important psychological barrier for investors, and though the NASDAQ Composite Index did not exceed the 2,000 mark, the fourth quarter of 2001 was its best three-month performance, second only to the last quarter of 1999 when the Internet bubble was nearing its peak. In addition, consumer confidence rose to a four-month high in December, the biggest one-month surge in four years. That leap stands in stark contrast to December 2000, when consumer confidence registered the fourth largest one-month drop since 1978.



December 31, 2001, Mercury QA International Fund


The news is not all good, of course. In addition to high valuations and weak corporate earnings, corporations will not likely make sizeable capital investments anytime soon. Unemployment is expected to continue to rise and consumers remain deeply in debt. The US economic stimulus package has been held up by partisan politics, which only shows signs of escalating. Indeed, as focus shifts away from the war on terrorism, party leaders are pointing fingers of blame for the recession. President Bush has acknowledged that, following on the heels of the largest budget surplus ever in 2000, there may be a budget deficit this year, the first since 1997. Further, we are still at war and the possibility of another terrorist attack remains. Finally, there is no shortage of economic upheaval overseas and the shock waves from the collapse of Argentina's economy may yet affect the United States.


In Conclusion
On January 14, 2002, the Fund's Board of Directors approved a proposal to liquidate the Fund and terminate its operations. The Fund accordingly is expected to liquidate on or about March 28, 2002. We thank you for your support of Mercury QA International Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Philip Green)
Philip Green
Senior Vice President and
Portfolio Manager


February 12, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



December 31, 2001, Mercury QA International Fund




FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.



December 31, 2001, Mercury QA International Fund



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury QA International Fund++ Class I and Class A Shares* compared to a similar investment in Morgan Stanley Capital International Europe, Australasia and Far East Index++++. Values illustrated are as follow:


Mercury QA International Fund++
Class I Shares*

Date                        Value

6/2/2000                  $ 9,475.00
December 2000             $ 8,452.00
December 2001             $ 6,576.00


Mercury QA International Fund++
Class A Shares*

Date                        Value

6/2/2000                  $ 9,475.00
December 2000             $ 8,433.00
December 2001             $ 6,538.00


Morgan Stanley Capital International Europe,
Australasia and Far East Index++++.


Date                        Value

6/2/2000                  $10,000.00
December 2000             $ 8,947.00
December 2001             $ 7,029.00



A line graph illustrating the growth of a $10,000 investment in Mercury QA International Fund++ Class B and Class C Shares* compared to a similar investment in Morgan Stanley Capital International Europe, Australasia and Far East Index++++. Values illustrated are as follow:


Mercury QA International Fund++
Class B Shares*

Date                        Value

6/2/2000                  $10,000.00
December 2000             $ 8,870.00
December 2001             $ 6,547.00


Mercury QA International Fund++
Class C Shares*

Date                        Value

6/2/2000                  $10,000.00
December 2000             $ 8,870.00
December 2001             $ 6,810.00


Morgan Stanley Capital International Europe,
Australasia and Far East Index++++.


Date                        Value

6/2/2000                  $10,000.00
December 2000             $ 8,947.00
December 2001             $ 7,029.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund normally invests at least 65% of its total assets in equity securities of companies whose primary trading markets are located in foreign countries included in the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index.
++++This unmanaged broad-based Index is comprised of equity securities from various industrial sectors whose primary trading markets are located outside the United States. Country weighting in the Index is based on the size of the country's equity markets (market capitalization). The starting date for the Index in both graphs is from 6/30/00.
Past performance is not indicative of future results.



December 31, 2001, Mercury QA International Fund



FUND PERFORMANCE DATA (CONTINUED)



AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -22.20%        -26.28%
Inception (6/02/00) through 12/31/01      -20.63         -23.29

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -22.47%        -26.54%
Inception (6/02/00) through 12/31/01      -20.92         -23.57

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 12/31/01                   -23.11%        -26.19%
Inception (6/02/00) through 12/31/01      -21.50         -23.50

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 12/31/01                   -23.22%        -23.99%

Inception (6/02/00) through 12/31/01      -21.58         -21.58

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



December 31, 2001, Mercury QA International Fund



FUND PERFORMANCE DATA (CONCLUDED)


RECENT PERFORMANCE RESULTS

                               6-Month         12-Month     Since Inception
As of December 31, 2001      Total Return    Total Return     Total Return

Class I Shares*                  -7.34%         -22.20%          -30.60%
Class A Shares*                  -7.63          -22.47           -31.00
Class B Shares*                  -7.96          -23.11           -31.80
Class C Shares*                  -7.97          -23.22           -31.90
MSCI EAFE Index**                -8.00          -21.44           -29.72


*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.
**This unmanaged broad-based Index is comprised of equity securities from various industrial sectors whose primary trading markets are located outside the United States. Country weighting in the Index is based on the size of the country's equity markets (market capitalization). Since inception total return is from 6/30/00.



December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS

MERCURY QA INTERNATIONAL FUND
                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Australia
Banks                  8,100  Commonwealth Bank of Australia                         $    124,143       0.8%
                       7,991  National Australia Bank Limited                             130,326       0.8
                      16,984  Westpac Banking Corporation Limited                         136,976       0.9
                                                                                     ------------     ------
                                                                                          391,445       2.5

Beverages &           23,706  Foster's Brewing Group Limited                               58,977       0.4
Tobacco

Diversified           24,242  BHP Billiton Limited                                        130,300       0.8

Media                 11,034  The News Corporation Limited (Preferred)                     73,710       0.5

Property             103,000  Mirvac Group                                                204,048       1.3
                       2,651  ++Westfield Trust (New Shares)                                4,614       0.0
                                                                                     ------------     ------
                                                                                          208,662       1.3

Real Estate          281,372  Gandel Retail Trust                                         167,800       1.1
                      30,552  General Property Trust                                       44,260       0.3
                      73,600  Westfield Trust                                             130,509       0.8
                                                                                     ------------     ------
                                                                                          342,569       2.2

Real Estate          120,900  AMP Diversified Property Trust                              159,673       1.0
Investment Trust      81,134  Stockland Trust Group                                       179,420       1.1
                                                                                     ------------     ------
                                                                                          339,093       2.1

Telecommunications    21,000  Telstra Corporation Limited                                  58,479       0.4


                              Total Common Stocks in Australia                          1,603,235      10.2


Belgium
Banks                  1,800  KBC Bancassurance Holding                                    60,423       0.4

Electric Utilities       400  Electrabel SA                                                83,341       0.5

Insurance              3,300  Fortis                                                       85,652       0.6

                              Total Common Stocks in Belgium                              229,416       1.5


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Denmark
Banks                  3,900  Danske Bank                                            $     62,584       0.4%

Pharmaceutical--       1,500  Novo Nordisk A/S 'B'                                         61,344       0.4
Diversified

                              Total Common Stocks in Denmark                              123,928       0.8


Finland
Telecommunications    17,400  Nokia Oyj 'A'                                               448,676       2.8
& Equipment

                              Total Common Stocks in Finland                              448,676       2.8


France
Banks                  1,300  BNP Paribas SA                                              116,331       0.7
                       1,100  Societe Generale 'A'                                         61,558       0.4
                                                                                     ------------     ------
                                                                                          177,889       1.1

Building &             3,400  Suez SA                                                     102,930       0.7
Construction

Chemicals                500  Air Liquide                                                  70,074       0.5
                       2,300  Aventis SA                                                  163,322       1.0
                                                                                     ------------     ------
                                                                                          233,396       1.5

Consumer--Goods        1,300  LVMH (Louis Vuitton Moet Hennessy)                           52,899       0.3

Cosmetics &            1,700  L'Oreal SA                                                  122,457       0.8
Toiletries

Diversified            2,600  Vivendi Universal SA                                        142,375       0.9

Electronics            1,900  STMicroelectronics NV                                        60,988       0.4

Foods                    500  Groupe Danone                                                60,992       0.4

Insurance              5,300  Axa                                                         110,758       0.7

Manufacturing          2,300  Sanofi-Synthelabo SA                                        171,616       1.1

Oil/Integrated--       1,900  TotalFinaElf SA                                             271,358       1.7
International


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
France (concluded)
Retail                   400  Pinault-Printemps-Redoute SA                           $     51,501       0.3%

Supermarkets           1,800  Carrefour SA                                                 93,599       0.6

Telecommunications     2,100  France Telecom SA                                            83,956       0.5

Telecommunications     2,700  Alcatel                                                      46,158       0.3
& Equipment

                              Total Common Stocks in France                             1,782,872      11.3


Germany
Automobiles            3,800  DaimlerChrysler AG                                          163,593       1.0
                       1,300  Volkswagen AG                                                60,538       0.4
                                                                                     ------------     ------
                                                                                          224,131       1.4

Banks                  2,000  Bayerische Hypo-und Vereinsbank AG                           61,117       0.4
                       2,200  Deutsche Bank AG (Registered Shares)                        155,535       1.0
                                                                                     ------------     ------
                                                                                          216,652       1.4

Chemicals              2,800  BASF AG                                                     104,088       0.7
                       3,200  Bayer AG                                                    102,004       0.6
                                                                                     ------------     ------
                                                                                          206,092       1.3

Computer Software      1,000  SAP AG (Systeme, Anwendungen,
                              Produkte in der Datenverarbeitung)                          130,266       0.8

Cosmetics &              600  Beiersdorf AG                                                67,528       0.4
Toiletries

Diversified            2,500  RWE AG                                                       93,937       0.6

Electronics            2,700  Siemens AG                                                  179,945       1.2

Insurance              1,220  Allianz AG (Registered Shares)                              288,410       1.8
                         500  Muenchener Rueckversicherungs-
                              Gesellschaft AG (Registered Shares)                         135,764       0.9
                                                                                     ------------     ------
                                                                                          424,174       2.7

Medical                1,400  Schering AG                                                  74,295       0.5

Multi-Industry         2,800  E.On AG                                                     145,598       0.9


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Germany (concluded)
Multiline Retail       1,400  Metro AG                                               $     49,239       0.3%

Telecommunications     7,400  Deutsche Telekom AG (Registered Shares)                     127,167       0.8

                              Total Common Stocks in Germany                            1,939,024      12.3


Hong Kong
Banks                  6,100  Hang Seng Bank Limited                                       67,079       0.4

Multi-Industry        19,000  Hutchison Whampoa Limited                                   183,960       1.2

Real Estate            4,000  Cheung Kong (Holdings) Ltd.                                  41,550       0.3
                       8,000  Sun Hung Kai Properties Ltd.                                 64,633       0.4
                                                                                     ------------     ------
                                                                                          106,183       0.7

                              Total Common Stocks in Hong Kong                            357,222       2.3


Ireland
Pharmaceuticals        1,000  ++Elan Corporation PLC                                       45,767       0.3

                              Total Common Stocks in Ireland                               45,767       0.3


Italy
Banks                 20,250  Intesa BCI SpA                                               50,666       0.3
                       6,200  Mediobanca SpA                                               69,448       0.4
                       9,000  San Paolo-IMI SpA                                            96,564       0.6
                      22,950  Unicredito Italiano SpA                                      92,160       0.6
                                                                                     ------------     ------
                                                                                          308,838       1.9

Diversified            5,000  Telecom Italia SpA                                           42,739       0.3
Telecommunication
Services

Electronics           67,650  Enel SpA                                                    381,291       2.4

Insurance              5,600  Assicurazioni Generali                                      155,571       1.0
                       5,500  Riunione Adriatica di Sicurta SpA                            64,790       0.4
                                                                                     ------------     ------
                                                                                          220,361       1.4

Media                  5,800  Mediaset SpA                                                 42,399       0.3


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Italy (concluded)
Oil & Gas             15,400  ENI SpA                                                $    193,067       1.2%

Telecommunications    30,900  Telecom Italia Mobile (TIM) SpA                             172,509       1.1

Tires & Rubber        25,200  Pirelli SpA                                                  44,203       0.3

                              Total Common Stocks in Italy                              1,405,407       8.9


Japan
Auto & Truck          11,000  Nissan Motor Co., Ltd.                                       58,332       0.4

Automobiles            3,000  Honda Motor Co., Ltd.                                       119,716       0.8
                       8,900  Toyota Motor Corporation                                    225,454       1.4
                                                                                     ------------     ------
                                                                                          345,170       2.2

Banking & Financial       28  Mitsubishi Tokyo Financial Group, Inc.                      187,792       1.2

Banks                 13,000  The Sumitomo Bank, Ltd.                                      55,051       0.3

Computers              5,000  NEC Corporation                                              51,007       0.3

Consumer--               400  Nintendo Company Ltd.                                        70,044       0.4
Electronics

Diversified            1,200  Takefuji Corporation                                         86,800       0.5
Financials

Electric Utilities     5,600  Kansai Electric Power Company, Inc.                          80,201       0.5
                       5,800  Tohoku Electric Power Co., Inc.                              79,570       0.5
                       4,100  Tokyo Electric Power                                         87,281       0.6
                                                                                     ------------     ------
                                                                                          247,052       1.6

Electrical             4,000  Denso Corporation                                            52,983       0.3
Equipment              6,000  Matsushita Electric Industrial Company, Ltd.                 77,049       0.5
                                                                                     ------------     ------
                                                                                          130,032       0.8

Electronics            6,000  Fujitsu Limited                                              43,675       0.3
                      10,000  Hitachi Ltd.                                                 73,249       0.5
                       2,100  Sony Corporation                                             95,979       0.6
                      11,000  Toshiba Corporation                                          37,769       0.2
                                                                                     ------------     ------
                                                                                          250,672       1.6


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Japan (concluded)
Financial Services     5,000  The Nomura Securities Co., Ltd.                        $     64,093       0.4%

Household Products     3,000  Kao Corporation                                              62,376       0.4

Pharmaceuticals        3,000  Takeda Chemical Industries, Ltd.                            135,739       0.9

Photography            3,000  Canon, Inc.                                                 103,235       0.7
                       2,000  Fuji Photo Film                                              71,418       0.4
                                                                                     ------------     ------
                                                                                          174,653       1.1

Semiconductor             46  Mizuho Holdings, Inc.                                        93,713       0.6
Equipment & Products

Telecommunications         1  NTT DoCoMo, Inc.                                             11,750       0.1
                          31  Nippon Telegraph & Telephone Corporation (NTT)              101,000       0.6
                                                                                     ------------     ------
                                                                                          112,750       0.7

Transportation            13  Central Japan Railway Company                                84,114       0.6
                          14  East Japan Railway Company                                   67,618       0.4
                                                                                     ------------     ------
                                                                                          151,732       1.0

                              Total Common Stocks in Japan                              2,277,008      14.4


Netherlands
Oil                    1,400  Royal Dutch Petroleum Company                                70,929       0.5

                              Total Common Stocks in the Netherlands                       70,929       0.5


New Zealand
Telecommunications    30,170  Telecom Corporation of New Zealand Limited                   62,814       0.4

                              Total Common Stocks in New Zealand                           62,814       0.4


Norway
Chemicals              2,800  Norsk Hydro ASA                                             117,378       0.7

                              Total Common Stocks in Norway                               117,378       0.7

Portugal
Telecommunications       172  ++Portugal Telecom SA (Registered Shares)                     1,340       0.0

                              Total Common Stocks in Portugal                               1,340       0.0


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
Singapore
Airlines               9,000  Singapore Airlines Limited                             $     53,615       0.3%

                              Total Common Stocks in Singapore                             53,615       0.3


Spain
Banks                 11,900  Banco Bilbao Vizcaya, SA                                    147,281       0.9
                      17,200  Banco Santander Central Hispano, SA                         144,113       0.9
                                                                                     ------------     ------
                                                                                          291,394       1.8

Electric Utilities     7,000  Endesa SA                                                   109,510       0.7

Petroleum--            5,100  Repsol-YPF, SA                                               74,382       0.5
Domestic

Telecommunications    11,300  ++Telefonica SA                                             151,225       1.0

                              Total Common Stocks in Spain                                626,511       4.0


Sweden
Banks                 10,100  Nordbanken Holding AB                                        53,438       0.3

Telecommunica-        25,200  Telefonaktiebolaget LM Ericsson AB 'B'                      136,934       0.9
tions & Equipment

                              Total Common Stocks in Sweden                               190,372       1.2


Switzerland
Banks                  2,800  ++Credit Suisse Group                                       119,400       0.7
                       3,000  ++UBS AG (Registered Shares)                                151,418       1.0
                                                                                     ------------     ------
                                                                                          270,818       1.7

Drugs                  8,000  Novartis AG (Registered Shares)                             289,104       1.9

Foods/Food             1,500  Nestle SA (Registered Shares)                               319,822       2.0
Processing

Holding Company        3,000  ABB Ltd.                                                     28,910       0.2

Insurance              2,000  Swiss Re (Registered Shares)                                201,168       1.3
                         300  Zurich Financial Services AG                                 70,379       0.4
                                                                                     ------------     ------
                                                                                          271,547       1.7

Pharmaceuticals        2,500  Roche Holding AG                                            178,432       1.1

                              Total Common Stocks in Switzerland                        1,358,633       8.6


December 31, 2001, Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                            In US Dollars
                     Shares                                                                       Percent of
Industry               Held                          Common Stocks                      Value     Net Assets
United Kingdom
Banks                  4,100  Abbey National PLC                                     $     58,478       0.4%
                       4,200  Barclays PLC                                                139,064       0.9
                       4,500  HBOS PLC                                                     52,133       0.3
                      22,700  HSBC Holdings PLC                                           266,283       1.7
                      15,400  Lloyds TSB Group PLC                                        167,202       1.1
                       6,500  Royal Bank of Scotland Group PLC                            158,173       1.0
                         759  Royal Bank of Scotland Group PLC                                853       0.0
                                                                                     ------------     ------
                                                                                          842,186       5.4

Beverages             10,600  Diageo PLC                                                  121,104       0.8

Drugs                  4,600  AstraZeneca Group PLC                                       207,406       1.3

Food & Drug           20,500  Tesco PLC                                                    74,291       0.5
Retailing

Food Products          8,300  Unilever PLC                                                 68,130       0.4

Insurance              6,400  CGNU PLC                                                     78,708       0.5
                       5,900  Prudential Corporation PLC                                   68,351       0.4
                                                                                     ------------     ------
                                                                                          147,059       0.9

Media                  3,700  Reuters Group PLC                                            36,618       0.2

Metals & Mining        3,100  Rio Tinto PLC (Registered Shares)                            59,375       0.4

Oil--Related          53,300  BP Amoco PLC                                                414,239       2.6

Pharmaceuticals       15,000  GlaxoSmithKline PLC                                         376,148       2.4

Telecommunications    25,230  BT Group PLC                                                 92,901       0.6
                     155,100  Vodafone Group PLC                                          405,754       2.6
                                                                                     ------------     ------
                                                                                          498,655       3.2

                              Total Common Stocks in the United Kingdom                 2,845,211      18.1

                              Total Investments (Cost--$19,148,823)                    15,539,358      98.6
                              Other Assets Less Liabilities                               222,354       1.4
                                                                                     ------------    -------
                              Net Assets                                             $ 15,761,712     100.0%
                                                                                     ============    =======


++Non-income producing security.

See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 2001
Assets:
Investments, at value (identified cost--$19,148,823)                                           $  15,539,358
Foreign cash                                                                                         169,495
Receivables:
  Dividends                                                                $      36,583
  Capital shares sold                                                                 42              36,625
                                                                           -------------
Prepaid registration fees and other assets                                                            69,213
                                                                                               -------------
Total assets                                                                                      15,814,691
                                                                                               -------------

Liabilities:
Payables:
  Investment adviser                                                               8,245
  Administrator                                                                    4,613
  Capital shares redeemed                                                          2,379
  Distributor                                                                        712              15,949
                                                                           -------------
Accrued expenses and other liabilities                                                                37,030
                                                                                               -------------
Total liabilities                                                                                     52,979
                                                                                               -------------

Net Assets:
Net assets                                                                                     $  15,761,712
                                                                                               =============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                $         213
Class A Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                            3
Class B Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                            8
Class C Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                            3
Paid-in capital in excess of par                                                                  20,033,233
Undistributed investment income--net                                       $       1,041
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                           (664,870)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                          (3,607,919)
                                                                           -------------
Total accumulated losses--net                                                                    (4,271,748)
                                                                                               -------------
Net assets                                                                                     $  15,761,712
                                                                                               =============

Net Asset Value:
Class I--Based on net assets of $14,723,655 and
  2,125,141 shares outstanding                                                                 $        6.93
                                                                                               =============
Class A--Based on net assets of $233,048 and
  33,761 shares outstanding                                                                    $        6.90
                                                                                               =============
Class B--Based on net assets of $569,324 and
  83,454 shares outstanding                                                                    $        6.82
                                                                                               =============
Class C--Based on net assets of $235,685 and
  34,590 shares outstanding                                                                    $        6.81
                                                                                               =============

See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


STATEMENT OF OPERATIONS


For the Year Ended December 31, 2001
Investment Income:
Dividends (net of $26,876 foreign withholding tax)                                             $     289,011
Interest                                                                                                 849
                                                                                               -------------
Total income                                                                                         289,860
                                                                                               -------------

Expenses:
Investment advisory fees                                                   $      96,418
Accounting services                                                               77,212
Registration fees                                                                 66,749
Administrative fees                                                               51,918
Professional fees                                                                 43,653
Custodian fees                                                                    23,955
Printing and shareholder reports                                                  21,695
Offering costs                                                                     9,895
Account maintenance and distribution fees--Class B                                 5,359
Account maintenance and distribution fees--Class C                                 3,193
Transfer agent fees--Class I                                                       2,812
Directors' fees and expenses                                                       1,796
Pricing fees                                                                       1,100
Account maintenance fees--Class A                                                    692
Transfer agent fees--Class B                                                         249
Transfer agent fees--Class C                                                         180
Transfer agent fees--Class A                                                          58
Other                                                                             10,314
                                                                           -------------
Total expenses before reimbursement                                              417,248
Reimbursement of expenses                                                      (152,113)
                                                                           -------------
Total expenses after reimbursement                                                                   265,135
                                                                                               -------------
Investment income--net                                                                                24,725
                                                                                               -------------

Realized & Unrealized Loss on Investments &
Foreign Currency Transactions--Net:
Realized loss on:
  Investments--net                                                             (475,301)
  Foreign currency transactions--net                                             (6,970)           (482,271)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                           (3,233,979)
  Foreign currency transactions--net                                             (2,161)         (3,236,140)
                                                                           -------------       -------------
Net Decrease in Net Assets Resulting from Operations                                           $ (3,693,686)
                                                                                               =============


See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                              For the         For the Period
                                                                             Year Ended       June 2, 2000++
                                                                            December 31,     to December 31,
Increase (Decrease)in Net Assets:                                               2001               2000
Operations:
Investment income (loss)--net                                              $      24,725       $    (19,776)
Realized loss on investments and foreign currency transactions--net            (482,271)           (186,707)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                         (3,236,140)           (371,779)
                                                                           -------------       -------------
Net decrease in net assets resulting from operations                         (3,693,686)           (578,262)
                                                                           -------------       -------------

Dividends to Shareholders:
Investment income--net:
  Class I                                                                       (21,309)                  --
                                                                           -------------       -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions             6,736,241          13,218,728
                                                                           -------------       -------------

Net Assets:
Total increase in net assets                                                   3,021,246          12,640,466
Beginning of period                                                           12,740,466             100,000
                                                                           -------------       -------------

End of period*                                                             $  15,761,712       $  12,740,466
                                                                           -------------       -------------

*Undistributed (accumulated) investment income (loss)--net                   $     1,041       $    (13,728)
                                                                           =============       =============

++Commencement of operations.

See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                               Class I                     Class A
                                                                       For the                     For the
                                                        For the         Period        For the       Period
                                                          Year         June 2,          Year       June 2,
                                                         Ended          2000++         Ended        2000++
                                                        Dec. 31,     to Dec. 31,      Dec. 31,   to Dec. 31,
Increase (Decrease) in Net Asset Value:                   2001           2000           2001         2000
Per Share Operating Performance:
Net asset value, beginning of period                  $    8.92      $   10.00      $    8.90      $   10.00
                                                      ---------      ---------      ---------      ---------
Investment income (loss)--net                           .02++++          (.01)        .02++++          (.01)
Realized and unrealized loss on
  investments and foreign currency
  transactions--net                                      (2.00)         (1.07)         (2.02)         (1.09)
                                                      ---------      ---------      ---------      ---------
Total from investment operations                         (1.98)         (1.08)         (2.00)         (1.10)
                                                      ---------      ---------      ---------      ---------
Less dividends from investment income--net                (.01)             --             --             --
                                                      ---------      ---------      ---------      ---------
Net asset value, end of period                        $    6.93      $    8.92      $    6.90      $    8.90
                                                      =========      =========      =========      =========

Total Investment Return:**
Based on net asset value per share                     (22.20%)    (10.08%)+++       (22.47%)    (11.00%)+++
                                                      =========      =========      =========      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            1.72%         1.75%*          1.98%         2.00%*
                                                      =========      =========      =========      =========
Expenses                                                  2.75%         5.28%*          3.00%         5.53%*
                                                      =========      =========      =========      =========
Investment income (loss)--net                              .22%        (.42%)*           .30%        (.66%)*
                                                      =========      =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)              $  14,724      $  11,498      $     233      $     276
                                                      =========      =========      =========      =========
Portfolio turnover                                       18.74%         29.83%         18.74%         29.83%
                                                      =========      =========      =========      =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                               Class B                     Class C
                                                                       For the                     For the
                                                        For the         Period        For the       Period
                                                          Year         June 2,          Year       June 2,
                                                         Ended          2000++         Ended        2000++
                                                        Dec. 31,     to Dec. 31,      Dec. 31,   to Dec. 31,
Increase (Decrease) in Net Asset Value:                   2001           2000           2001         2000
Per Share Operating Performance:
Net asset value, beginning of period                  $    8.87      $   10.00      $    8.87      $   10.00
                                                      ---------      ---------      ---------      ---------
Investment loss--net                                  (.06)++++          (.05)      (.03)++++          (.04)
Realized and unrealized loss on
 investments and foreign currency
 transactions--net                                       (1.99)         (1.08)         (2.03)         (1.09)
                                                      ---------      ---------      ---------      ---------
Total from investment operations                         (2.05)         (1.13)         (2.06)         (1.13)
                                                      ---------      ---------      ---------      ---------
Net asset value, end of period                        $    6.82      $    8.87      $    6.81      $    8.87
                                                      =========      =========      =========      =========

Total Investment Return:**
Based on net asset value per share                     (23.11%)    (11.30%)+++       (23.22%)    (11.30%)+++
                                                      =========      =========      =========      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            2.75%         2.76%*          2.77%         2.77%*
                                                      =========      =========      =========      =========
Expenses                                                  3.78%         6.30%*          3.80%         6.30%*
                                                      =========      =========      =========      =========
Investment loss--net                                     (.81%)       (1.47%)*         (.42%)       (1.42%)*
                                                      =========      =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)              $     569      $     608      $     236      $     358
                                                      =========      =========      =========      =========
Portfolio turnover                                       18.74%         29.83%         18.74%         29.83%
                                                      =========      =========      =========      =========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's Investment Adviser waived all of its management fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury QA International Fund (the "Fund") is part of Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,602 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $9,751 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. For the year ended December 31, 2001, Mercury Advisors earned fees of $96,418, all of which were waived. Mercury Advisors also reimbursed the Fund for additional expenses of $55,695.



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account
                      Maintenance Fee       Distribution Fee

Class A                    .25%                     --
Class B                    .25%                   .75%
Class C                    .25%                   .75%



Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                            FAMD                MLPF&S

Class I                   $   134              $  1,875
Class A                   $ 2,272              $ 23,492


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $633 and $11,262 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed Mercury Advisors an aggregate of $21,307 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, PSI, FDS, FAMD, and/or
ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $9,005,473 and $2,733,505, respectively.

Net realized losses for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:


                                       Realized        Unrealized
                                        Losses       Gains (Losses)

Long-term investments             $    (475,301)     $  (3,609,465)
Foreign currency transactions            (6,970)              1,546
                                  --------------     --------------
Total                             $    (482,271)     $  (3,607,919)
                                  ==============     ==============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $3,646,368, of which $236,009 related to appreciated securities and $3,882,377 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $19,185,726.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $6,736,241 and $13,218,728 for the year ended December 31, 2001 and for the period June 2, 2000 to December 31, 2000, respectively. Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                            1,966,661     $   15,363,079
Shares issued to shareholders
in reinvestment of dividends               3,049             21,285
                                  --------------     --------------
Total issued                           1,969,710         15,384,364
Shares redeemed                      (1,133,134)        (8,745,361)
                                  --------------     --------------
Net increase                             836,576     $    6,639,003
                                  ==============     ==============



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class I Shares for the Period
June 2, 2000++ to December 31, 2000     Shares       Dollar Amount

Shares sold                            1,500,567     $   13,953,477
Shares redeemed                        (214,502)        (1,954,340)
                                  --------------     --------------
Net increase                           1,286,065     $   11,999,137
                                  ==============     ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.



Class A Shares for the Year
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                              210,406     $    1,621,388
Shares redeemed                        (207,668)        (1,606,201)
                                  --------------     --------------
Net increase                               2,738     $        5,187
                                  ==============     ==============



Class A Shares for the Period
June 2, 2000++ to December 31, 2000     Shares       Dollar Amount

Shares sold                               30,020     $      266,578
Shares redeemed                          (1,497)           (13,742)
                                  --------------     --------------
Net increase                              28,523     $      252,836
                                  ==============     ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.



Class B Shares for the Year
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                               41,060     $      285,070
Shares redeemed                         (26,212)          (185,653)
                                  --------------     --------------
Net increase                              14,848     $       99,417
                                  ==============     ==============



Class B Shares for the Period

June 2, 2000++ to December 31, 2000     Shares       Dollar Amount

Shares sold                               66,106     $      616,077
                                  --------------     --------------
Net increase                              66,106     $      616,077
                                  ==============     ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)



Class C Shares for the Year
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                              269,859     $    2,119,244
Shares redeemed                        (275,637)        (2,136,610)
                                  --------------     --------------
Net decrease                             (5,778)     $     (17,366)
                                  ==============     ==============



Class C Shares for the Period
June 2, 2000++ to December 31, 2000     Shares       Dollar Amount

Shares sold                               41,010     $      378,621
Shares redeemed                          (3,142)           (27,943)
                                  --------------     --------------
Net increase                              37,868     $      350,678
                                  ==============     ==============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by BankOne, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:



                                      12/31/2001        12/31/2000
Distributions paid from:
  Ordinary income                        $21,309                 --
                                  --------------     --------------
Total taxable distributions              $21,309                 --
                                  ==============     ==============



December 31, 2001, Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $        1,434
Undistributed long-term capital gains--net                       --
Total undistributed earnings--net                             1,434
Capital loss carryforward                                (610,988)*
Unrealized losses--net                                (3,662,194)**
                                                     --------------
Total accumulated losses--net                        $  (4,271,748)
                                                     ==============


*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $610,988, of which $109,870 expires in 2008 and $501,118 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.



7. Subsequent Event:
On January 14, 2002, the Corporation's Board of Directors approved a proposal to liquidate the Fund. The Fund is expected to liquidate on or about March 28, 2002.



December 31, 2001, Mercury QA International Fund



INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Mercury QA International Fund
(One of the Series constituting Mercury QA Equity Series, Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury QA International Fund as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period June 2, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury QA International Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
February 20, 2002



December 31, 2001, Mercury QA International Fund



IMPORTANT TAX INFORMATION
(UNAUDITED)


All of the ordinary income dividend paid to shareholders of record on December 4, 2001 represents income from foreign sources.
Additionally, there was $0.013686 per share of foreign taxes associated with this distribution.

The foreign taxes represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



December 31, 2001, Mercury QA International Fund


OFFICERS AND DIRECTORS

INTERESTED DIRECTOR

                                                                                              Number of
                                                                                            Portfolios in   Other
                        Position(s)  Length                                                  Fund Complex   Directorships
                        Held         of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served     Principal Occupation(s) During Past 5 Years   Director      Director
Terry K. Glenn*         President    1999       Chairman, Americas Region since 2001, and        196        None
800 Scudders Mill Road  and          to         Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536    Director     present    Asset Management ("FAM") and Merrill Lynch
Age: 61                                         Investment Managers, L.P. ("MLIM"); President
                                                of Merrill Lynch Mutual Funds since 1999;
                                                President of FAM Distributors, Inc. ("FAMD")
                                                since 1986 and Director thereof since 1991;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial Data
                                                Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.



INDEPENDENT DIRECTORS

                                                                                              Number of
                                                                                            Portfolios in   Other
                        Position(s)  Length                                                  Fund Complex   Directorships
                        Held         of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years   Director      Director
M. Colyer Crum          Director     1978       James R. Williston Professor of                  51         Cambridge
104 Westcliff Road                   to         Investment Management Emeritus, Harvard                     Bancorp
Weston, MA 02493                     present    Business School since 1996.
Age: 69


Laurie Simon Hodrick    Director     1999       Professor of Finance and Economics,              51         Junior
809 Uris Hall                        to         Graduate Schoolof Business, Columbia                        League of
3022 Broadway                        present    University since 1998; Associate Professor                  Central
New York, NY 10027                              of Finance and Economics, Graduate School                   Westchester
Age: 39                                         of Business, Columbia University from
                                                1996 to 1998.


Stephen B. Swensrud     Director     1983       Chairman, Fernwood Advisors since 1996.          90         Dana
88 Broad Street, 2nd Floor           to                                                                     Farber
Boston, MA 02110                     present                                                                Cancer
Age: 68                                                                                                     Institute;
                                                                                                            Federation
                                                                                                            For
                                                                                                            American
                                                                                                            Immigration
                                                                                                            Reform


J. Thomas Touchton      Director     1977       Managing Partner of the Witt Touchton            51         Tampa Bay
Suite 3405,                          to         Company since 1972.                                         History
One Tampa City Center                present                                                                Center
201 North Franklin Street
Tampa, FL 33062
Age: 63


December 31, 2001, Mercury QA International Fund


OFFICERS AND DIRECTORS (CONCLUDED)

INDEPENDENT DIRECTORS (CONCLUDED)
                                                                                              Number of
                                                                                            Portfolios in   Other
                        Position(s)  Length                                                  Fund Complex   Directorships
                        Held         of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years   Director      Director
Fred G. Weiss           Director     1999       Managing Director of FGW Associates since        51         Watson
16450 Maddalena Place                to         1997; Vice President, Planning Investment                   Pharmaceu-
Delray Beach, FL 33446               present    and Development of Warner Lambert Co. from                  ticals, Inc.;
Age: 60                                         1979 to 1997.                                               BTG
                                                                                                            International
                                                                                                            PLC;
                                                                                                            Michael J.
                                                                                                            Fox
                                                                                                            Foundation
                                                                                                            for
                                                                                                            Parkinson's
                                                                                                            research


*The Director's term is unlimited


FUND OFFICERS
                        Position(s)  Length
                        Held         of Time
Name, Address & Age     with Fund    Served         Principal Occupation(s) During Past 5 Years
Donald C. Burke         Vice         Vice           First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President    President      thereof since 1999; Senior Vice President and Treasurer of
Princeton,              and          since          Princeton Services since 1999; Vice President of FAMD since
NJ 08543-9011           Treasurer    1993 and       1999; Vice President of FAM and MLIM from 1990 to 1997;
Age: 41                              Treasurer      Director of Taxation of MLIM since 1990.
                                     since 1999


Robert C. Doll, Jr.     Senior       2000           President of FAM and MLIM since 2001; Co-Head (Americas Region)
P.O. Box 9011           Vice         to present     of FAM and MLIM from 2000 to 2002; Director of Princeton Services
Princeton,              President                   since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in
NJ 08543-9011                                       1999 and Executive Vice President thereof from 1991 to 1999.
Age: 47


Philip Green            Senior       1999           Senior Vice President of the Investment Advisor and certain of
P.O. Box 9011           Vice         to present     its affiliates since 1999; Managing Director and Portfolio
Princeton,              President                   Manager of Global Institutional Services at Bankers Trust from
NJ 08543-9011                                       1997 to 1999; Vice President of Quantitative Equities at Bankers
Age: 37                                             Trust in 1996; Vice President of Asset Allocations Strategies at
                                                    Bankers Trust from 1994 to 1996; Vice President of Foreign
                                                    Exchange and Currency Overlay Strategies at Bankers Trust from
                                                    1988 to 1999.


Frank Salerno           Senior       1999           Chief Operating Officer, Institutional for MLIM (Americas
P.O. Box 9011           Vice         to present     Region); First Vice President of the Investment Advisor and
Princeton,              President                   certain of its affiliates since 1999; Managing Director and
NJ 08543-9011                                       Chief Investment Officer of Structured Investments at Bankers
Age: 41                                             Trust from 1995 to 1999.


Sidney Hoots            Senior       1999           Senior Vice President of the Investment Advisor and certain
P.O. Box 9011,          Vice         to present     of its affiliates since 1999; Managing Director of Global
Princeton,              President                   Institutional Services at Bankers Trust from 1992 to 1999.
NJ 08543-9011
Age: 40



Ira P. Shapiro          Secretary    1999           First Vice President of the Investment Advisor and certain
P.O. Box 9011                        to present     of its affiliates since 1998; Director (Legal Advisory) of
Princeton, NJ 08543-9011                            the Investment Advisor and certain of its affiliates from
Age: 38                                             1996 to 1997; Attorney with the Investment Advisor and
                                                    certain of its affiliates from 1993 to 1997.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



December 31, 2001, Mercury QA International Fund